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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) DECEMBER 31, 2010
                                                        -----------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 8.01 - Other Events

     As previously reported, on May 20, 2010, the United States Bankruptcy Court for the District of Connecticut, Bridgeport Division, entered a Final Decree terminating the registrant's Chapter 11 Case.

     While the Company was operating as "debtor-in-possession in its Chapter 11 bankruptcy, the Company filed under Form 8-K the Monthly Operation Report that it filed with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure. Now that the Company has received its Final Decree terminating its Chapter 11 Case, it is no longer required to file such Monthly Operating Reports

     The Company is unable to comply with Securities and Exchange Commission requirements for audited financial statements and thus is unable to file (i) any annual financial reports on Form 10-K for prior years or (ii) any quarterly financial statements on Form 10-Q for the current year. However, the Company is filing this Form 8-K in a good faith effort to distribute financial information to its stockholders.

	The financial statements enclosed with this Form 8-K are listed on the Index page of the attached report. These financial statements reflect a new beginning reporting basis for the Company of June 1, 2010, the month beginning the closest to the date of the Final Decree noted above.












                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  April 5, 2011                          REUNION INDUSTRIES, INC.
       -------------                          (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                  John M. Froehlich
                                                  Executive Vice President
                                                  of Finance and Chief
                                                  Financial Officer

                          REUNION INDUSTRIES, INC.

                                    INDEX

                                                                      Page No.
                                                                      --------

          Financial Statements:

          Unaudited Condensed Consolidated Balance Sheets at
            December 31, 2010 and June 1, 2010 (approximate date of
            exit from Chapter 11 bankruptcy)                              4

          Unaudited Condensed Consolidated Statement of Operations
            and Comprehensive Income (Loss) for the seven month period
            ended December 31, 2010                                       5

          Unaudited Condensed Consolidated Statement of Cash Flow for
            the seven month period ended December 31, 2010                6

          Notes to Unaudited Condensed Consolidated Financial Statements  7

                    REUNION INDUSTRIES, INC. AND SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
 At December 31, 2010 AND June 1, 2010 (Approx. Date of Exit from Chapter 11)
                                (in thousands)


                                           At December 31,          At June 1,
                                                     2010                2010
                                          ---------------      --------------
       ASSETS:
Cash and cash equivalents                        $  1,485            $    898
Receivables, net                                    4,623               4,225
Inventories, net                                    2,714               2,917
Other current assets                                  532                 585
                                                 --------            --------
     Total current assets                           9,354               8,625

Property, plant and equipment, net                  1,785               1,871
Property, plant and equipment, held for sale        2,056               2,056
Due from related parties                            1,416               1,415
Other assets, net                                     566                 703
                                                 --------            --------
Total assets                                     $ 15,177            $ 14,670
                                                 ========            ========
     LIABILITIES AND STOCKHOLDERS' EQUITY:
Current maturities of capitalized lease          $     27            $     27
Trade payables                                      2,027               1,507
Accrued income tax                                    413                 272
Other current liabilities                           4,156               4,583
                                                 --------            --------
     Total current liabilities                      6,623               6,389

Capitalized lease                                      69                  92
Long-term debt                                        800                   -
Other liabilities                                   1,574               1,496
                                                 --------            --------
     Total liabilities                              9,066               7,977

Minority interests                                    902                 843

Commitments and contingent liabilities                  -                   -

Stockholders' equity                                5,209               5,850
                                                 --------            --------
Total liabilities and stockholders' equity       $ 15,177            $ 14,670
                                                 ========            ========

                    REUNION INDUSTRIES, INC. AND SUBSIDIARIES
             UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        AND COMPREHENSIVE INCOME (LOSS)
               FOR THE SEVEN MONTH PERIOD ENDED DECEMBER 31, 2010
                                (in thousands)





                                             AMOUNTS
                                             -------

Sales                                       $  14,901
Cost of sales                                  12,595
                                               ------

   Gross profit                                 2,306

Selling, general & administrative               2,846
Other (income), net                               (67)
                                               ------

   Operating loss                                (473)

Interest expense, net                              76
                                               ------
Loss from operations
  before income taxes
  and minority interests                         (549)
Provision for income taxes                         66
                                               ------
Loss from operations
  before minority interests                      (615)
Minority interests                                 92
                                               ------

Net and comprehensive (loss)                $    (707)
                                               ======

                   REUNION INDUSTRIES, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOW
              FOR THE SEVEN MONTH PERIOD ENDED DECEMBER 31, 2010
                                (in thousands)

                                                          AMOUNT
                                                         --------

Cash provided by(used in) operating activities           $   (161)
                                                           ------

  Cash flow from investing activities:
Capital expenditures                                          (29)
                                                           ------
Cash provided by(used in) investing activities                (29)
                                                           ------

 Cash flow from financing activities:
Debt borrowing                                                800
Capital lease payments                                        (23)
                                                           ------
Cash provided by(used in) financing activities                777
                                                           ------


Net increase(decrease) in cash and cash equivalents           587

Cash and cash equivalents, beginning of period                898
                                                           ------
Cash and cash equivalents, end of period                 $  1,485
                                                           ======

REUNION INDUSTRIES, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2010


NOTE 1.  UNAUDITED CONDENSED FINANCIAL STATEMENTS


     The accompanying unaudited condensed financial statements have been prepared on the basis that Reunion Industries, Inc. (the "Company") began its operations on June, 1, 2010, a date that approximates May 20, 2010, the date that the United States Bankruptcy Court for the District of Connecticut, Bridgeport Division, entered a Final Decree terminating the Company's Chapter 11 Case. For its new beginning, the Company valued its assets and liabilities at what it determined to be the fair market value of such assets and liabilities based on its experience and knowledge.

	While management has attempted to prepare these unaudited condensed financial statements in accordance with accounting principles generally accepted in the United States for interim financial information, these statements do not conform with all of the instructions to Form 10-Q and
Article 10 of Regulation S-X. Accordingly, such statements do not include all of the information and footnotes required by such instructions and by accounting principles generally accepted in the United States for complete financial statements.


NOTE 2.  ACCOUNTING POLICIES

Nature of Business

     The Company's current operations include (i) an industrial manufacturing operation in the United States that designs and manufactures hydraulic and pneumatic cylinders, (ii) a 65% owned joint venture operation in China that manufactures metal bar grating and (iii) a wholly-owned subsidiary that was formerly active in the oil and gas industry and continues to operates one gas well in Oklahoma. In addition, The Company still has property from, and is responsible for certain liabilities associated with, previously owned businesses that were sold prior to the Company's emergence from bankruptcy. Such liabilities include those connected with a defined benefit plan and those connected with existing and potential asbestos related claims. The accompanying unaudited condensed consolidated financial statements include all of these operations.

Accounts Receivable

	Receivables are net of $164,000 and 150,000 in allowance for doubtful accounts at December 31 and June 1, 2010, respectively. Credit is extended after a credit review by management that is based on a customer's ability to perform its obligations. Such reviews are regularly updated. The allowance for doubtful accounts is based upon agings of customer balances and specific account reviews by management. The Company has no concentration of credit risks and generally does not require collateral or other security from its customers.

Inventories

	At December 31, 2010, inventories are stated at the lower of cost or market, at costs that approximate the first in, first out method of inventory valuation. Reserves for excess, slow moving and obsolete inventories are based on reviews of inventory usage reports.





                                     - 7 -
Property

	Property is recorded at cost. As noted above, the Company valued its beginning June 1, 2010 property at fair market value. Such property consisted of (i) personal property used in the current operations of the business and
(ii) real property that was associated with a former business that was sold. Such real property is being held for sale.

Minority Interest

	The Company consolidates the operations of its 65% joint owned operation in China. Minority interest represents the allocated value of the 35% ownership in the profits and net assets of the subsidiary.

Revenue Recognition

	Sales are recorded when shipped and title and risks of ownership transfer to the buyer.

Income Taxes

	The Company provides deferred income taxes for all temporary differences between financial and income tax reporting using the liability method.
Deferred taxes are determined on the estimated future tax effect of differences between the financial statement and tax bases of assets and liabilities given the provisions of enacted tax laws. A valuation allowance is recorded for net deferred tax assets if it is more likely than not that such asset will not be realized. The Company has significant net operating loss carryforwards for tax purposes, all of which have been fully reserved.


Note 3.  Long-term Debt

	In August of 2010, the Company entered into a loan agreement with one of the members of its Board of Directors. Under the agreement, the Company borrowed $800,000 for two years with the loan bearing interest at 10% per annum. Such loan is secured by the real property of the Company.


Note 4.  Stockholders' Equity

     The following represents a reconciliation of the change in stockholders' equity for the seven month period ended December 31, 2010 (in thousands):

                                                     Accum-
                          Par    Capital             ulated
                         Value     in                 Other
                           of    Excess    Accum-    Compre-
                         Common  of Par    ulated    hensive
                         Stock   Value     Deficit    Loss       Total
                         ------  -------  --------  --------   --------
At June 1, 2010            $163  $28,076  $(20,247) $ (2,142)  $  5,850

Net loss                      -        -      (707)                (707)
Other                         3       63         -         -         66
                           ----  -------  --------  --------   --------
At December 31,
 2010                      $166  $28,139  $(20,954) $ (2,142)  $  5,209
                           ====  =======  ========  ========   ========




                                     - 8 -



During the period, 45,000 shares of common stock were acquired by the Company
in open market transactions at an average price per share of $0.19.   As a
result, as of December 31, 2010, in accord with a previously reported authorization by the Company's Board of Directors, the total number of shares of common stock acquired by the Company in open market transactions was 438,048, at an average price per share acquired of $0.23.


NOTE 5.  COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has been named in thousands of separate asbestos suits filed since January 2001 by various plaintiffs' law firms in Michigan, Pennsylvania,
W. Virginia, Ohio, Illinois, Maryland and Alabama. The claims are primarily directed against over 100 defendants, including Reunion, and allege that cranes from the Company's former crane manufacturing division, located in Alliance, Ohio, contained asbestos to which plaintiffs were exposed over an extended period. The Company denies that it manufactured any products containing asbestos or otherwise knew or should have known that any component part other manufacturers provided contained any dangerous or toxic materials.
 Counsel for the Company has filed an answer to each complaint denying liability by the Company and asserting all alternative defenses permitted under the various Courts' Case Management Orders. Although all such law suits were stayed during the Company's bankruptcy proceeding, the liability issues with respect to these suits were not resolved. Upon the Company's exit from its Chapter 11 proceeding, the previously stayed law suits have become active again and, in addition, the Company has been served with new complaints. The Company's insurance carriers cover the significant majority of the legal fees, expenses and settlements involved with these claims.

     In July, 2007, the Company, as successor to Buttes Gas & Oil Company
(BGO), received a request from the U.S. Environmental Protection Agency (EPA) for payment of $490,400.67 related to costs incurred by the EPA at the Gambonini Mercury Mine Site in Petaluma, California, from 2004 to 2007. (BGO leased the site for mining from 1965 to 1970, after which operations were terminated.) Previously, in March 2003, the Company and the EPA reached an agreement whereby the Company paid the EPA $100,000 to settle the then existing claim for payment of environmental restoration efforts expended by the EPA prior to that date. This July 2007 request for payment was not resolved in the Company's bankruptcy proceeding. Negotiations on this liability are ongoing and final resolution of this matter still resides with the Bankruptcy Court.

     As noted above, the Company maintains a defined benefit pension plan that was a liability of a former division that was sold. As of December 31, 2010, the actuarial value of the vested benefits of this plan exceeded the fair market value of the assets of the plan by $1.4 million.




                                     - 9 -